Earnings per Share - Summary of Earnings Per Share (Detail) - CAD ($) $ / shares in Units, shares in Thousands, $ in Millions	3 Months Ended
	Jan. 31, 2019	Oct. 31, 2018	Jan. 31, 2018
Basic earnings per share
Net income attributable to equity shareholders	$ 1,178	$ 1,266	$ 1,323
Less: Preferred share dividends and premiums	23	24	18
Net income attributable to common shareholders	$ 1,155	$ 1,242	$ 1,305
Weighted-average common shares outstanding (thousands)	443,033	443,015	441,124
Basic earnings per share	$ 2.61	$ 2.81	$ 2.96
Diluted earnings per share
Net income attributable to common shareholders	$ 1,155	$ 1,242	$ 1,305
Weighted-average common shares outstanding (thousands)	443,033	443,015	441,124
Add: Stock options potentially exercisable(thousands)	784	1,069	1,287
Add: Restricted shares and equity-settled consideration (thousands)	484	420	441
Weighted-average diluted common shares outstanding (thousands)	444,301	444,504	442,852
Diluted earnings per share	$ 2.60	$ 2.80	$ 2.95